UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 26, 2014
LDR HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-36095 (Commission File Number)	20-3933262 (I.R.S. Employer Identification No.)
13785 Research Boulevard, Suite 200 Austin, Texas (Address of Principal Executive Offices)		78750 (Zip Code)
Registrant’s telephone number including area code: (512) 344-3333
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01    Entry into a Material Definitive Agreement.

On November 26, 2014, LDR Médical, S.A.S. (“Médical”), a wholly owned subsidiary of LDR Holding Corporation (the “Company”), entered into an agreement (the “Agreement”) with Invibio Ltd (“Invibio”).  Pursuant to the Agreement, which is effective as of October 1, 2014, Invibio has agreed to supply the Company with polyetheretherketone (or PEEK) for use in the Company’s products.  The Agreement has a four year term, and, subject to each party’s right to terminate the Agreement with 90 days’ written notice prior to the end of each term of the Agreement, is extendable for additional one year terms.  The Agreement replaces the Supply Agreement, dated January 31, 2003, as amended, between Médical and Invibio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LDR HOLDING CORPORATION

Dated:	December 1, 2014	By:	/s/ Scott Way
Scott Way
Executive Vice President, General Counsel, Compliance Officer and Secretary